UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 9, 2009

OPEXA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 N. Crescent Ridge Drive, The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 9, 2009, Opexa Therapeutics, Inc. (the “Company”) entered into a Placement Agent Agreement (the “Placement Agent Agreement”) with Rodman & Renshaw, LLC, as placement agent, relating to the issuance and sale by the Company of up to 2,550,000 shares of its common stock, par value $0.01 per share (“Common Stock”), and warrants to purchase up to an aggregate of 1,275,000 shares of Common Stock at an initial exercise price of $2.55 per share (“Warrants” and, together with the Common Stock, the “Units”) to the signatories to the Securities Purchase Agreement (as defined below) at a price of $2.00 per Unit. The Series A Warrants may be exercised to purchase up to an aggregate of 892,500 shares at any time and from time to time on or after six months and one day following the closing date and terminating on the fifth anniversary of the date first exercisable. The Series B Warrants may be exercised to purchase up to an aggregate of 382,500 shares at any time and from time to time on or after six months and one day following the closing date and terminating on the first anniversary of the date first exercisable. A copy of the Placement Agent Agreement is attached as Exhibit 1.1 to this report and is incorporated herein by reference. A copy of the form of Common Stock Purchase Warrant is attached as Exhibit 4.1 to this report and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1 and Exhibit 10.1 (the Securities Purchase Agreement).

In connection with the offering, the Company entered into a securities purchase agreement, dated December 9, 2009 (the “Securities Purchase Agreement”), with each investor signatory thereto. The form of Securities Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Rodman & Renshaw, LLC acted as placement agent, on a best efforts basis, for the offering and will receive a placement fee equal to 5.5% of the gross purchase price of the Units (excluding any consideration that may be paid in the future upon exercise of the Warrants) as well as warrants to purchase up to 89,250 shares of Common Stock at an exercise price of $2.50 per share. These placement agent warrants may be exercised at any time and from time to time on or after six months and one day following the closing and through and including November 23, 2012.

The Company is making the offering and sale of the Units pursuant to a shelf registration statement on Form S-3, as amended (Registration No. 333-163108), declared effective by the Securities and Exchange Commission on November 23, 2009.

Item 8.01.	Other Events.

On December 10, 2009, the Company issued a press release with respect to the pricing of its offer and sale of the Units. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

The Company has determined that certain anti-dilution adjustment provisions contained in the Company’s Series F Warrants originally issued in August 2008 were triggered by the

Company’s sale of units on April 14, 2009 and May 14, 2009 consisting of (i) 10% Convertible Notes in the aggregate principal amount of $1,302,000, convertible into shares of common stock at $0.50 per share, and (ii) Series G Warrants exercisable at $0.75 per share. Pursuant to the adjustment provisions, the aggregate number of shares of common stock issuable upon exercise of the Series F Warrants increased from 2,003,874 shares to 2,331,304 shares, and the exercise price of the Series F Warrants was reduced from $1.78 per share to $1.53 per share.

The Company has updated and amended the disclosure of its risk factors from those appearing in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as supplemented and amended by disclosure contained in subsequent Quarterly Reports on Forms 10-Q, and a copy of the updated and amended risk factor disclosure is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit No.	Description

1.1	Placement Agent Agreement, dated December 9, 2009, by and between Opexa Therapeutics, Inc. and Rodman & Renshaw, LLC.

4.1	Form of Common Stock Purchase Warrant.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

10.1	Form of Securities Purchase Agreement, dated as of December 9, 2009, by and between Opexa Therapeutics, Inc. and each investor signatory thereto.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Press Release issued by Opexa Therapeutics, Inc. on December 10, 2009.

99.2	Risk factors of Opexa Therapeutics, Inc., as updated and amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 10, 2009	OPEXA THERAPEUTICS, INC.

	By:	/S/ NEIL K. WARMA
Neil K. Warma
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agent Agreement, dated December 9, 2009, by and between Opexa Therapeutics, Inc. and Rodman & Renshaw, LLC.

4.1	Form of Common Stock Purchase Warrant.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

10.1	Form of Securities Purchase Agreement, dated as of December 9, 2009, by and between Opexa Therapeutics, Inc. and each investor signatory thereto.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Press Release issued by Opexa Therapeutics, Inc. on December 10, 2009.

99.2	Risk factors of Opexa Therapeutics, Inc., as updated and amended.